UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

____________________

Precigen, Inc.

(Exact name of registrant as specified in its charter)

 ____________________

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway	20876
Germantown, Maryland	(Zip Code)
(Address of principal executive offices)

(Registrant’s telephone number, including area code): (301) 556-9900

N/A

(Former name or former address, if changed since last report)

 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common stock, no par value per share	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Precigen, Inc. (the “Company”) held the 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, and (iv) approved, on a non-binding advisory basis, the option of “1 Year” for the frequency of future advisory votes on executive compensation (“say-on-pay frequency”).

Proposal 1 –Election of Directors

	For	Against	Abstain	Broker Non-Votes

Randal Kirk	123,443,031	1,347,415	211,303	24,789,293
Cesar Alvarez	112,283,265	12,344,274	374,210	24,789,293
Steven Frank	122,849,426	1,778,052	374,271	24,789,293
Vinita Gupta	122,770,179	1,864,773	366,797	24,789,293
Fred Hassan	117,139,798	7,547,318	314,633	24,789,293
Jeffrey Kindler	117,094,661	7,589,561	317,527	24,789,293
Dean Mitchell	112,491,976	12,128,849	380,924	24,789,293
Helen Sabzevari	123,621,626	1,271,534	108,589	24,789,293
Robert Shapiro	123,051,202	1,645,803	304,744	24,789,293
James Turley	115,194,166	9,428,537	379,046	24,789,293

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
149,358,863	260,595	171,584	—

Proposal 3 – Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
101,077,690	23,552,337	371,722	24,789,293

Proposal 4 – Non-binding Advisory Resolution Approving the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers.
1 Year	2 Years	3 Years	Abstain
123,061,586	143,650	637,234	1,159,279

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the proxy statement for the 2021 Annual Meeting, that the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2027 Annual Meeting of Shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIGEN, INC.

Date:	June 15, 2021	By:	/s/ Donald P. Lehr
			Name:	Donald P. Lehr
			Title:	Chief Legal Officer